Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share	Earnings per share
(a) Basic

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the Group by the weighted average number of shares in issue during the period excluding ordinary shares held as treasury shares (Note 23).

	2022	2021	2020
Profit from operations attributable to equity holders of the Group	108,138	130,669	412
Weighted average number of shares in issue (thousands)	110,079	115,148	117,453
Basic earnings per share	0.982	1.135	0.003

(b) Diluted

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares: equity-settled share options and restricted units. For these instruments, a calculation is done to determine the number of shares that could have been acquired at fair value, based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the equity-settled share options. During 2022, the share options outstanding average were 361 thousands (2021: 466 thousands; 2020: 261 thousands) share options outstanding.

	2022	2021	2020
Profit from operations attributable to equity holders of the Group	108,138	130,669	412
Weighted average number of shares in issue (thousands)	110,079	115,148	117,453
Adjustments for:
- Employee share options and restricted units (thousands)	361	466	261
Weighted average number of shares for diluted earnings per share (thousands)	110,440	115,614	117,714
Diluted earnings per share	0.979	1.130	0.003